UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 20, 2017

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the annual meeting of stockholders of RMG Networks Holding Corporation (the “Company”) held on June 20, 2017 (the “Annual Meeting”), the stockholders of the Company approved an amendment (the “First Amendment”) to the Company’s 2013 Equity Incentive Plan (the “Plan”) to (1) increase the number of shares of the Company’s common stock reserved for issuance under the Plan from 2,500,000 to 6,500,000 and (2) require that any repricing of options granted under the Plan be approved by the Company’s stockholders. As a result, the First Amendment became effective on June 20, 2017.

A copy of the First Amendment to the Plan is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the First Amendment to the Plan.  A description of the material terms of the Plan, as amended by the First Amendment, was included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2017 (the “Proxy Statement”).

Item 5.07.

Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (1) elected each of the two nominees for class II directors for a three-year term expiring in 2020, (2) approved a series of alternative amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the Company’s board of directors (the “Board”), a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-two to one-for-five, with the decision to implement one or none of such reverse split amendments and abandon the other reverse split amendments to be made by the Board within six months after the date of the Annual Meeting, (3) approved the First Amendment, (4) ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and (5) authorized the Board to adjourn and postpone the Annual Meeting to a later date or dates, if necessary. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1:

Election of Class II Directors.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Swimmer	25,321,265	267,845	12,745,607
Larry Weber	25,318,846	270,264	12,745,607

PROPOSAL 2:

Approval of a series of alternative amendments to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio of 1:2, 1:3, 1:4 or 1:5.

Votes For	Votes Against	Abstentions
37,843,316	383,164	108,237

PROPOSAL 3:

Approval of the First Amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Equity Incentive Plan from 2,500,000 to 6,500,000, and to require that any repricing of options be approved by the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,467,777	994,515	126,818	12,745,607

PROPOSAL 4:

Approval of the ratification of Whitley Penn LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Abstentions
37,911,500	315,102	108,115

PROPOSAL 5:

Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.

Votes For	Votes Against	Abstentions
36,631,508	1,410,104	293,105

Item 9.01.	Exhibits.

(d)

Exhibits

Exhibit Number	Exhibit
10.1	Amendment to 2013 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 21, 2017

RMG NETWORKS HOLDING CORPORATION

By:  /s/ Robert R. Robinson

Name: Robert R. Robinson

Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Amendment to 2013 Equity Incentive Plan.